CONVERTIBLE LOAN AND SECURITY AGREEMENT


          This is a Convertible Loan and Security Agreement (the "Agreement"), dated as of March 19, 1999, by and between OCM PRINCIPAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership, having its principal office at c/o Oaktree Capital Management, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071 ("Lender"), and COLLAGENEX PHARMACEUTICALS, INC., a Delaware corporation, having its principal office at 301 South State Street, Newtown, Pennsylvania 18940 ("Borrower").

                                   BACKGROUND

Lender, Borrower and other Persons named therein are parties to a certain Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which Lender has agreed to purchase from Borrower and Borrower has agreed to sell to Lender shares of Borrower's Series D Cumulative Convertible Preferred Stock, one-cent ($0.01) par value per share ("Series D Preferred Stock"), subject to the terms and conditions set forth in the Purchase Agreement (the "Purchase Transaction"). One of the conditions to the consummation of the Purchase Transaction is that the Borrower obtain the approval of the holders of a majority of the Borrower's Common Stock (as hereinafter defined) to the Purchase Transaction (the "Stockholders Approval"). Until the Stockholders
Approval is obtained in accordance with the Purchase Agreement, Lender is willing to make this Convertible Loan (as defined below) to Borrower and Borrower is desirous of obtaining such loan from Lender on the terms and subject to the conditions set forth in this Agreement.

                                      TERMS

          In   consideration   of  the  mutual  promises  and  covenants  herein
contained, and intending to be legally bound hereby, Lender and Borrower agree as follows:

                             SECTION 1 - DEFINITIONS

1.1 As used in this Agreement, the following terms shall have the following meanings:

          (A) "Accounts" and "General Intangibles" have the meanings given to those terms in the Uniform Commercial Code of the Commonwealth of Pennsylvania.

          (B) "Affiliate" of a Person shall mean (i) a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common


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control with, the first-mentioned Person, and (ii) an "associate",  as that term is defined in Rule 12b-2 promulgated under the Exchange Act as in effect on the date of this Agreement.

          (C) "Collateral" means all the collateral described in Section 4.1.

          (D) "Common Stock" means the common stock of Borrower, par value $.01 per share.

          (E) "Convertible Loan" has the meaning set forth in Section 2.1.

          (F) "Convertible Note" has the meaning set forth in Section 2.1.

          (G) "Event of Default" means an event specified in Section 8.1.

          (H) "Financial Statements" means the consolidated financial statements of Borrower.

          (I) "Financing Statements" has the meaning set forth in Section 4.3.

          (J) "Indebtedness" means all items of indebtedness, obligation or liability incurred by Borrower to any Person other than Lender, whether matured or unmatured, liquidated or unliquidated, direct or indirect, joint or several, including, but without limitation or duplication: (1) all obligations of Borrower for borrowed money, or with respect to deposits or advances of any kind to Borrower, (2) all obligations of Borrower evidenced by bonds, debentures, notes or similar instruments, (3) all obligations of Borrower upon which interest charges are customarily paid, (4) all obligations of Borrower under conditional sale or other title retention agreements relating to property purchased by Borrower, (5) all obligations of Borrower issued or assumed as the deferred purchase price of property or services (excluding obligations of Borrower to creditors for raw materials, inventory, services and supplies incurred in the ordinary course of Borrower's business), (6) all capitalized lease obligations of Borrower, (7) all obligations of others secured by any Lien on property or assets owned or acquired by Borrower, whether or not the obligations secured thereby have been assumed, (8) all obligations of Borrower under interest rate or currency hedging transactions (valued at the termination value thereof), (9) all letters of credit issued for the account of Borrower (excluding letters of credit issued for the benefit of suppliers to support accounts payable to suppliers incurred in the ordinary course of business), and
(10) all guarantees and arrangements having the economic effect of a guarantee of Borrower of any indebtedness of any other Person.

          (K) "Inventory" means all goods now owned or hereafter acquired intended for sale or lease, or to be furnished under contracts of service by Borrower, including, without limitation, all raw materials, goods in process, finished goods, materials and supplies of every nature and description now owned or hereafter owned by Borrower, used or which might be


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used in  connection  with the  manufacturing,  packing,  shipping,  advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business.

          (L) "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity.

          (M) "Loan Documents" means the Convertible Note and Financing Statements described herein, the Security Agreement in the form attached hereto as Exhibit D and any other document, agreement or instrument made pursuant to this Agreement or contemplated hereby.

          (N) "Material Adverse Effect" means (i) any adverse change in the condition (financial or otherwise), assets (including without limitation, patents, licenses to patents and Intellectual Property), liabilities, business, results of operations or prospects of Borrower and its Affiliate, which change, individually or in the aggregate, is material to the Company or its subsidiary, or (ii) any event, matter, condition or effect which impairs the ability of Borrower or its Affiliate to perform on a timely basis its obligations under this Agreement, the Convertible Loan, the Convertible Note or the consummation of the transactions contemplated by this Agreement. Materiality under clauses
(i) or (ii) hereof shall be as determined in good faith by Lender.

          (O) "Obligations" means the obligations of:

               (1) Borrower to pay the principal of and interest on the Convertible Note in accordance with the terms thereof, and to satisfy all of its other indebtedness, liabilities and obligations of Borrower to Lender, of every kind and description, whether hereunder or otherwise, now existing or hereafter incurred, direct or indirect, absolute or contingent, due or to become due, including, without limitation, all interest, fees, charges and expenses, and any extensions, modifications, renewals of such indebtedness or substitutions therefor;

               (2)  Borrower to repay to Lender all  amounts  advanced by Lender hereunder or otherwise on Borrower's behalf, including, but without limitation, advances for principal or interest, payments to prior secured parties, mortgagees, or lienors, or for taxes, levies, insurance, rent, repairs to or maintenance of any of the Collateral; and

               (3) Borrower to reimburse Lender, on demand, for all of Lender's expenses and costs, including the fees and expenses of its counsel, in connection with the preparation, administration, amendment, modification or enforcement of this Agreement and the documents required hereunder, including, without limitation, any proceeding brought or threatened to enforce payment of any of the obligations referred to in the foregoing paragraphs (1) and (2).

          (P) "Permitted Liens" means:


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               (1) liens for taxes, assessments, or similar charges, incurred in the ordinary course of business that are not yet due and payable;

               (2) pledges or deposits made in the ordinary course of business to secure payment of workers' compensation, or to participate in any fund in connection with workers' compensation, unemployment insurance, old-age pension or other social security programs;

               (3) liens of mechanics, materialmen, warehousemen, carriers, or other like liens, security obligations incurred in the ordinary course of business which are not yet due and payable;

               (4) liens in favor of Lender;

               (5) the following, if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings, so long as levy and execution thereon have been stayed and continue to be stayed, adequate reserves are set aside therefor, and they could not, individually or in the aggregate, have a Material Adverse Effect on the value of the property of Borrower, or materially impair the use thereof in the operation of its business:

                    (a) claims or liens for taxes or assessments, but not in excess of $50,000;

                    (b) claims or liens of mechanics, materialmen, warehousemen, carriers or other like liens, but not in excess of $50,000; and

                    (c) adverse judgments on appeal, but not in excess of $50,000.

          (Q)  "Person"   means  any   individual,   corporation,   partnership,
association,   joint-stock  company,  trust,  incorporated  organization,  joint venture, court or government or political subdivision or agency thereof.

          (R) "Purchase Agreement" has the meaning set forth in the Background section to this Agreement.

          (S) "Records" means records, orders, receipts, correspondence, memoranda, tapes, data processing cards, discs, papers, tabulating runs, programs, books, journals and other documents, or transcribed information of any type, whether expressed in ordinary or machine language.


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          (T) "Security  Agreement"  means the  Intellectual  Property  Security
Agreement of even date herewith between Borrower and Lender in the form of Exhibit D.

          (U) "Series D Preferred Stock" means the shares of Borrower's Series D Cumulative Convertible Preferred Stock, par value $.01 per share, to be purchased by Lender at the Closing of the Purchase Agreement.

          (V) "Special Power of Attorney" has the meaning set forth in Section 4.3.

          (W) "Stockholders and Registration Rights Agreement" means the Stockholders and Registration Rights Agreement dated as of the date hereof, between Borrower, Lender and the other Persons named therein, the Schedules and Exhibits thereto, and any certificate or other document required thereby, as the same may be amended from time to time.

          (X) "Subsidiary" means any corporation with respect to which a majority of the voting stock is owned directly or indirectly by Borrower.

     1.2 CAPITALIZED TERMS. Any capitalized term not otherwise defined in this Agreement shall have the meaning ascribed to such term in the Purchase Agreement.

     1.3 ACCOUNTING TERMS. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with generally accepted accounting principles.

                          SECTION 2 - CONVERTIBLE LOAN

2.1 SENIOR SECURED CONVERTIBLE TERM LOAN.

          (A) General Terms. Subject to the terms hereof, Lender will lend to Borrower the principal sum of US Ten Million Dollars (US $10,000,000.00), on a senior secured term basis, convertible in accordance with this Agreement and the Convertible Note (the "Convertible Loan"). The Convertible Loan shall be convertible, at Lender's option, in whole or in part, in accordance with Section 3 of the Convertible Note into shares of Borrower's Common Stock.

          (B) Convertible Note. Borrower shall simultaneously with the execution and delivery of this Agreement, execute and deliver to Lender its 12% Senior Secured Convertible Note due March 18, 2000 (the "Convertible Note"), in the principal amount of US Ten Million Dollars $10,000,000.00 in the form attached hereto as Exhibit A.


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


          (C) Payments of Principal. Except as provided in Section 2.3, the principal sum of this Convertible Loan shall be due and payable in on the first(1st) anniversary date of the issuance of the Convertible Note.

          (D) Interest Rate and Payments of Interest. Interest on the unpaid balance of principal from time to time outstanding shall be payable at the rate of twelve percent (12%) per annum and shall be payable quarterly, in arrears on June 30, September 30, December 31 and March 31 of every year, and at maturity (whether by acceleration or otherwise) and upon the making of the mandatory prepayment as provided for in Section 2.3. hereof.

     2.2 COMPUTATION OF INTEREST.

          (A) Interest on the Convertible Loan shall be calculated on the basis of a 360-day year, consisting of twelve (12) thirty (30) day months, counting the actual number of days elapsed. All accrued and unpaid interest shall be payable upon the maturity of the Convertible Loan, whether by mandatory prepayment, acceleration or otherwise.

          (B) If, at any time, the interest rate applicable to the Convertible Loan shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by any applicable Laws, then, for such time as the applicable rate of interest would be deemed excessive, its application shall be suspended and there shall be charged instead the maximum rate of interest permissible under such Laws.

     2.3 MANDATORY PREPAYMENT. In the event that the Purchase Transaction is consummated as contemplated in the Purchase Agreement no later than June 30, 1999, Borrower shall be required to prepay the Convertible Loan and the Convertible Note in whole, but not in part, out of the proceeds of the Purchase Transaction. Except as expressly set forth in this Section 2.3, under no circumstances shall Borrower be permitted to prepay the Convertible Loan and the Convertible Note.

     2.4 PAYMENT TO LENDER. All sums payable to Lender hereunder shall be paid directly to Lender by confirmed wire transfer of immediately available funds. If any payment of principal, interest or other sum shall be due and payable on a day other than a banking day, then such payment shall be due and payable on the next banking day preceding the due date for such payment. Lender shall send Borrower statements of all amounts due hereunder, which statements shall be considered correct and conclusively binding on Borrower, unless Borrower notifies Lender of any statement which it deems to be incorrect within thirty
(30) calendar days of the mailing of such statement by Lender to Borrower.

                        SECTION 3 - CONDITIONS PRECEDENT


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3.1 DELIVERY OF DOCUMENTS. The obligation of Lender to enter into this Agreement and to make the financial accommodations described herein is, except as otherwise provided below, subject to the delivery by Borrower to Lender, at the date of closing hereunder (the "Closing"), the following, in form and substance satisfactory to Lender:

          (A) this Agreement, properly executed by Borrower;

          (B) the Stockholders and Registration Rights Agreement, properly executed by Borrower;

          (C) the Purchase Agreement, properly executed by Borrower;

          (D) the Convertible Note in the form attached hereto as Exhibit A, properly executed by Borrower and dated the date of this Agreement;

          (E) the Financing Statements required by Section 4.3 hereof;

          (F) the Special Power of Attorney in the form attached hereto as Exhibit B;

          (G) copies of the resolutions of the Board of Directors of Borrower (certified as of the date of Closing by the secretary of Borrower), authorizing the execution, delivery and performance of this Agreement, the Loan Documents and each other document to be delivered by Borrower pursuant hereto;

          (H) a copy, certified as of the most recent date practicable by the Secretary of State of the State of Delaware, of the certificate of incorporation of Borrower and of registration of fictitious names, together with a copy (certified by the secretary of Borrower) of Borrower's bylaws, and a certificate (dated as of the date of the Closing) of the secretary of Borrower to the effect that such certificate of incorporation and bylaws have not been amended since the date of the aforesaid certifications;

          (I) a certificate (dated as of the date of the Closing) of the secretary of Borrower as to the incumbency and signatures of the officers thereof;

          (J) a certificate of good standing with respect to Borrower dated within two (2 ) business days prior to the date of Closing, from the State of Delaware and from each state in which it is qualified to transact business;

          (K) a certificate (dated as of the date of the Closing) signed by the chief financial officer of Borrower to the effect that all representations and warranties of Borrower contained herein are true, correct and complete in all material respects;


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          (L) the opinion of Borrower's  counsel in the form attached  hereto as
Exhibit C-1;

          (M) the opinion of Borrower's patent counsel in the form attached hereto as Exhibit C-2;

          (N) Uniform Commercial Code, Judgment, Federal Tax Lien and Franchise Tax Searches satisfactory to Lender; and

          (O) such other certificates and documents as may be reasonably required by Lender.

                         SECTION 4 - COLLATERAL SECURITY

4.1 Rights in Property Held by Borrower. As security for the prompt satisfaction of all Obligations, including payment of the indebtedness evidenced by the Convertible Note, Borrower hereby grants Lender a lien upon and continuing security interest in all of the following, wherever located, whether now owned or existing or hereafter acquired, together with all replacements therefor and all proceeds (including, but without limitation, insurance proceeds thereof):

          (A) all of Borrower's Inventory, including existing Inventory and all Inventory hereafter coming into existence;

          (B) all of Borrower's Accounts, including all existing Accounts and all Accounts hereafter coming into existence, together with all documents, contracts, lien and security instruments and guarantees relating thereto;

          (C) all interest of Borrower now existing or hereafter arising in goods as to which an Account for goods sold or delivered has arisen (herein sometimes called "Goods"), including the rights of reclamation and stoppage in transit;

          (D) all of Borrower's right, title and interest in and to all fixtures, appliances, machinery, equipment, furniture, leasehold improvements, tools and supplies now owned or hereafter acquired, together with (i) all additions, parts, fittings, accessories, special tools, attachments and accessories now and hereafter affixed thereto and/or used in connection therewith, and (ii) all replacements thereof and substitutions therefor;

          (E) all of Borrower's General Intangibles (including, without limitation, Intellectual Property, things in action, contractual rights, goodwill, rights to performance, licenses, distributorship rights, copyrights, trademarks and patents) now existing or hereafter in existence;

          (F) all notes, drafts, acceptances, instruments, documents of title, policies and certificates of insurance (including, without limitation, credit insurance), chattel paper, guarantees and securities (domestic and foreign) now or hereafter received by Borrower or in which Borrower has or acquires an interest pertaining to the foregoing;

          (G) all other rights of Borrower now existing or hereafter arising to the payment of money (including, without limitation, tax refunds, choses in action, settlements and judgments);

          (H) all cash and non-cash proceeds, products and insurance proceeds of the foregoing; and

          (I) all Records pertaining to the foregoing.

     4.2 PRIORITY OF LIENS. The Borrower shall take all actions necessary so long as any Obligations are outstanding to ensure that the foregoing Liens in favor of Lender shall be first and prior to any other Liens in favor of any other Person.

     4.3 FINANCING STATEMENTS.

          (A) Borrower will:

               (1) immediately execute such financing statements (including amendments thereto and continuation statements thereof) and other documents in form satisfactory to Lender as Lender may specify to perfect or continue the perfection of any security interest granted to Lender (the "Financing Statements");

               (2) pay or reimburse Lender for all costs of filing or recording the same in such public offices as Lender may designate; and

               (3) take such other steps as Lender may reasonably direct, to perfect Lender's interest in the Collateral.

          (B) In addition to the foregoing, and not in limitation thereof, to the extent lawful, Borrower hereby appoints Lender as its attorney-in-fact (without requiring Lender to act as such) to execute and file any schedules, assignments, instruments, documents and financing statements in its name, and to perform all other acts that Lender deems appropriate to perfect and continue its security interest in, and to protect and preserve, the Collateral. Borrower shall execute and deliver to lender at Closing the Special Power of Attorney in the form attached hereto as Exhibit B (the "Special Power of Attorney").

                  SECTION 5 - BORROWER'S AFFIRMATIVE COVENANTS

          Borrower covenants and agrees that, from and after the date of this Agreement and so long as Borrower shall be indebted to Lender, unless Lender shall otherwise consent in writing,


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it shall comply with each of the covenants in the Purchase Agreement,  which are hereby incorporated by reference herein and made a part hereof, and. in addition, comply with the following covenants:

5.1 NOTATION OF SECURITY INTEREST. If requested by Lender, Borrower shall mark its Records concerning the Collateral in a manner satisfactory to Lender to show Lender's security interest therein; and shall, at Lender's request, notify all warehouses, warehousemen, agents, landlords, processors or others in possession of Collateral of Lender's security interest in such Collateral, and instruct them to hold such Inventory for Lender's account and subject to Lender's instructions.

     5.2 PAYMENT OF TAXES, ASSESSMENT, CHARGES AND CLAIMS. Borrower shall duly pay or discharge or cause to be paid or discharged, and shall cause each of its subsidiaries duly to pay or discharge the following before they shall become delinquent: (a) all material taxes, assessments and governmental charges levied or imposed upon Borrower or any of its subsidiaries or upon the income, profit or property of Borrower or any of its subsidiaries, and (b) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a material lien upon the property of Borrower or any of its subsidiaries; provided, however, that Borrower shall not be required to pay or discharge or cause to be paid or discharged (but shall make adequate provision for) any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

     5.3 BOOKS AND RECORDS AND OTHER DOCUMENTS. Borrower shall, at all times and in accordance with generally accepted accounting principles, consistently applied, if applicable, keep complete and accurate Records concerning its business, affairs and operations and concerning its properties and assets, including, but not limited to, its corporate minute books and bylaws and shall deliver to Lender promptly upon the Lender's request (i) all instruments and chattel paper (including all executed copies thereof, except such executed copies retained by the obligors thereunder) representing proceeds of Collateral, and (ii) such other information with respect to any of the Collateral and additional copies of any or all of such papers or writings related thereto, as the Lender may in its sole discretion deem to be necessary, all of which shall be at the sole expense of Borrower.

     5.4 INSPECTIONS. Borrower shall, upon reasonable notice and during normal business hours, permit a person designated by Lender to inspect or examine the properties and assets of Borrower, including, but not limited to, the Collateral, and further, to examine, check, audit, make copies of or extracts from any of the Records of Borrower or other data relating to the Collateral, all without hindrance or delay.

     5.5 COLLECTION AND RECORDS OF ACCOUNTS. Borrower shall collect its Accounts only in the ordinary course of business, and shall keep accurate and complete Records of its Accounts, consistent with sound business practices.


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     5.6 Notifications.  Borrower shall promptly notify Lender in writing of the following and, if requested by Lender, shall deliver to Lender copies of all documents relating thereto:

          (A) any litigation affecting Borrower, whether or not the claim is covered by insurance, or any suit or administrative proceeding which may materially and adversely affect the Collateral or Borrower's business, assets, operations or condition, financial or otherwise;

          (B) the occurrence of any event described in Section 4043 of the Employee Income Security Act of 1974, as amended ("ERISA"), or receipt by Borrower of any notice that it is not in full compliance with the requirements of ERISA and regulations thereunder; or receipt by Borrower of notice from the administrator of any multiemployer plan to which Borrower or any Commonly
Controlled Entity (as defined in Section 6.18 of this Agreement) has an obligation to contribute that such plan has been placed in reorganization;

          (C) any labor dispute to which Borrower is or may become subject which could have a Material Adverse Effect, individually or in the aggregate, on Borrower's business, or the expiration of any labor contract to which Borrower is a party or bound;

          (D) any violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to Borrower which could have a Material Adverse Effect, individually or in the aggregate, on the Collateral or Borrower's business, assets, operations or condition, financial or otherwise;

          (E) Borrower's default under any note, indenture, loan agreement, mortgage, lease or other agreement to which Borrower is a party or bound;

          (F) any default under any Indebtedness or under any indebtedness owing to Borrower, except trade receivables which in the aggregate do not exceed $250,000;

          (G) any summons, citation, directive, information request, notice of potential responsibility, notice of violation or deficiency, order, claim, complaint, investigation, proceeding, judgment, letter or other communication, written or oral, to Borrower from the United States Environmental Protection Agency or other federal, state or local agency or authority, or any other entity or individual, public or private, concerning any intentional or unintentional act or omission which involves generation, use, storage, transport, disposal or release of hazardous or toxic substances; and

          (H) any change in Borrower's business, assets, operations or condition, financial or otherwise that could, individually or in the aggregate, have a Material Adverse Effect on Borrower or any of its Affiliates or on the ability of Borrower to repay the Convertible Loan and the Convertible Note, as set forth in this Agreement.

     5.7 OTHER LIENS, SECURITY INTERESTS; FINANCING STATEMENT JURISDICTIONS. Borrower shall keep Collateral free from all Liens, of every kind and nature, other than Permitted Liens and Liens in favor of Lender. Lender shall have the absolute right at any time and from time to time to obtain, at Borrower's expense, financing statements and lien searches to verify the liens on, security interests in and claims against all or a portion of the Collateral. Schedule 5.7 sets forth a complete and accurate list of (i) all jurisdictions in which any of the Collateral is situated; and (ii) all jurisdictions in which Lender will be required to file Financing Statements to perfect its security interest in such Collateral.

     5.8 NOTICE OF DEFAULT. If any officer of Borrower knows or should have known after due inquiry of any Event of Default which shall have occurred or knows of the occurrence of any event which, upon notice or passage of time, or both, would constitute an Event of Default, Borrower shall immediately, upon acquiring knowledge of same, furnish to Lender a statement as to such occurrence, specifying the nature and extent thereof. If Borrower receives a notice of default from any creditor other than Lender, Borrower shall deliver to Lender a copy of such notice of default immediately upon its receipt thereof.

     5.9 DEFENSE OF TITLE AND FURTHER ASSURANCES. Borrower shall, at its sole expense, defend the title to the Collateral and promptly, upon Lender's request, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, instruments, transfers, powers of attorney, mortgages or assurances as may be required in connection with the transactions contemplated by this Agreement, including any security agreement, financing statement or other writing necessary to evidence, preserve, protect or enforce Lender's rights and interests to or in the Collateral or in any other collateral security agreed to by the parties hereto.

     5.10 AUTHORIZATION TO ACCOUNTANTS. Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by it at any time while there are any sums owed during the term of this Agreement, and until all of the Obligations have been fully paid and discharged, to exhibit and deliver to Lender, at Lender's request, copies of Borrower's financial statements, trial balances or other accounting records of any sort in their possession.

     5.11 COMPLIANCE WITH AGREEMENT. Borrower shall observe, perform and comply with all of Borrower's covenants made in this Agreement, the Convertible Note and with all material agreements to which it is subject.

     5.12 DEPRECIATION OF COLLATERAL. Borrower shall promptly notify Lender of any event causing material loss or depreciation in the value of the Collateral and set forth the amount of such loss or depreciation. In the event Lender so determines that such loss or depreciation in value could have, individually or in the aggregate, a Material Adverse Effect on Borrower, Borrower shall, upon Lender's request, pay such amount as Lender shall so have determined in its reasonable judgment represents the value of such loss or depreciation in value. The making of such payment shall not affect Lender's security interest in any Collateral.

     5.13 COMPUTER REPORTS. Borrower irrevocably empowers Lender, upon Lender's request, to have full access to and to have, at Borrower's expense, printouts and all information maintained by its outside computer service company, if any, respecting any and all financial records now or hereafter maintained by the same on account of Borrower. If Borrower is currently using a service company, Borrower agrees not to terminate the present arrangement with any service company or acquire any other service with any other such firm without prior written notification to Lender. If Borrower does not currently use a service company, Borrower shall notify Lender in writing at least ten (10) calendar days in advance of entering into any agreement with or delivering any of its business records to such service company.

     5.14 CHANGE IN LOCATION.  Borrower  shall notify  Lender in writing  thirty
(30) calendar days in advance of the opening of any new place of business, the closing of any existing place of business or the changing of any location at which Collateral is currently situated.

     5.15 CHANGE IN BUSINESS PRACTICES, OFFICERS AND DIRECTORS. Borrower shall notify Lender of any and all proposed material changes in its business practices, properties and methods, and of any proposed changes in the officers and directors of Borrower or of any Affiliate of Borrower.

     5.16 SALES AGREEMENTS. Borrower shall notify Lender in writing of any agreement under which any terms of sales (written or oral) different from normal operating procedures may have been or will be granted.

     5.17 ADDITIONAL TRADE NAMES. Borrower shall give Lender thirty (30) calendar days advance notice of the intention of Borrower to use any trade name other than a trade name disclosed in Schedule 5.18. Borrower shall execute any and all documents reasonably required to perfect Lender's security interest in said trade names.

     5.18 TENNESSEE FINANCING STATEMENT. At Borrower's request, Lender has agreed to limit the value of the Financing Statements filed in Tennessee to One Million Dollars ($1,000,000.00), based on Borrower's representation as to the aggregate value of the Inventory that will be located in Tennessee at any time during the term of this Agreement; provided, that if at any time the aggregate value of such Inventory is greater than One Million Dollars ($1,000,000.00), Borrower shall (i) immediately amend the applicable Financing Statements to reflect the higher aggregate value of such Inventory and (ii) take all necessary actions to ensure that Lender's security interest remains at all times a first priority perfected security interest in all of the Inventory situated in the State of Tennessee.

     5.19 VCOC QUALIFICATION. So long as this Agreement or the Convertible Note remain outstanding (or assuming conversion of the Convertible Note, Lender owns any fully-diluted voting stock of the Corporation), such investment shall qualify as a venture capital operation company under applicable ERISA laws ("VCOC"). The Corporation covenants and agrees Lender shall therefore be entitled to meet periodically with the management of Corporation on a timely basis to discuss financial results, business prospects and other matters upon Lender's reasonable request and that Lender or its designated representative shall be afforded free and full access, at all reasonable times, and with reasonable prior notice, to all of the books, records and properties of the Corporation and to all officers, employees and accountants or auditors of the Corporation and to make proposals to the Corporation, the Board of Directors of the Corporation and/or senior management of the Corporation.

                    SECTION 6 - BORROWER'S NEGATIVE COVENANTS

          Borrower hereby covenants and agrees that, from and after the date of this Agreement and so long as Borrower shall be indebted to Lender, unless Lender shall consent otherwise in writing, it will comply with each of the covenants in the Purchase Agreement, which are hereby incorporated by reference herein and made a part hereof, and, in addition, with the following covenants:

     6.1 INDEBTEDNESS. Borrower shall not incur any Indebtedness other than the obligations to Lender represented by this Agreement and the Convertible Note.

     6.2 INVESTMENTS. Borrower shall not purchase or acquire the obligations, securities or stock of, or any other additional interest in any Person, except:
(i) obligations of the US Treasury, US federal agencies and obligations guaranteed by the United States of America or its agencies; (ii) repurchase agreements with major banks and authorized broker dealers, fully collateralized by US Treasury or US government agency securities; (iii) certificates of deposit issued by major commercial banks having credit rating no lower that AA; and (iv) commercial paper rated no lower than A1/P1 of major industrial and financial corporations, shares of traditional money market funds for short term investment of uninvested funds, which (x) mature within 365 days from the date of acquisition thereof, and (y) are not in default as to principal or interest.

     6.3 DIVIDENDS AND PURCHASE OF STOCK. Borrower shall not declare or pay any dividend, in cash or otherwise, on any shares of any class of, nor make any distribution on account of, nor redeem, retire, purchase or otherwise acquire directly or indirectly, any of its capital stock.

     6.4 MISLEADING STATEMENTS. Borrower shall not furnish Lender any certificate or other document that contains any untrue statement of material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

     6.5 EVENT OF DEFAULT. Borrower shall not suffer to exist any event of default under any material provision of any other financing agreements binding on it.

     6.6 SALE OF ACCOUNTS. Borrower shall not sell, discount, transfer, assign or otherwise dispose of any of its Accounts, notes receivable, installment or conditional sales agreements or any other rights to receive income, revenues or money, however evidenced.

     6.7 LINE OF BUSINESS. Borrower shall not enter into any lines or areas of business substantially different from the business activities in which it is presently engaged.

     6.8 SUBSIDIARIES. Borrower shall not create or acquire any Subsidiaries; provided, however, that Borrower is currently evaluating whether to establish two (2) separate Delaware Investment Holding Companies through which Borrower would separately hold and manage its intellectual property and its cash and liquid investment balances; and provided, further, that Borrower notifies Lender at least thirty (30) calendar days prior to any such Investment Holding Company Subsidiary being created and takes all steps necessary to preserve all of Lender's rights in and to the Collateral.

     6.9 ADVANCES AND LOANS. Borrower shall not make any loan or advance or give credit to any officer, director or shareholder of Borrower or of any Affiliate of Borrower or to any other Person, including Subsidiaries and Affiliates.

     6.10 COMPENSATION AND FEES. Borrower shall not pay salary or other compensation or fees, including but not limited to bonuses, consulting fees and management fees, to any officer, shareholder, director or any Person, including Subsidiaries and Affiliates, except in reasonable amounts for service actually rendered.

     6.11 ERISA COMPLIANCE. Borrower shall not (a) engage in any "prohibited transaction," as defined in Section 406 or Section 203(a) of ERISA, incur any "accumulated funding deficiency," as defined in Section 302 of ERISA, whether or not waived, or terminate any pension plan in a manner which could result in the imposition of a lien on the property of Borrower pursuant to Section 4068 of ERISA, (b) "terminate," as that term is defined in ERISA, any multiemployer plan to which Borrower or any trade or business (whether or not incorporated), which is under common control as defined in the Internal Revenue Code and of which Borrower is a part (a "Commonly Controlled Entity"), has an obligation to contribute, (c) "withdraw," as that term is defined in ERISA, from any multiemployer plan to which Borrower or any Commonly Controlled Entity has an obligation to contribute, or (d) "partially withdraw," as that term is defined in ERISA, from any multiemployer plan to which Borrower or any Commonly Controlled Entity has an obligation to contribute.

     6.12 TRANSFER OF COLLATERAL. Borrower shall not transfer, or permit the transfer, to another location of any of the Collateral or of any Records related to any of the Collateral except in the ordinary course of business.

     6.13 SALE OF SUBSIDIARY STOCK. Borrower shall not transfer, assign, pledge or otherwise dispose of shares of stock of any Subsidiary other than to Lender.

     6.14 PREPAYMENT. Borrower shall not prepay any Indebtedness, except as contemplated in Section 2.3 of this Agreement.

     6.15 TRANSACTIONS. Borrower shall not enter into any transaction that could, individually or in the aggregate, have a Material Adverse Effect on the Collateral or Borrower's ability to repay the Obligations.

                   SECTION 7 - REPRESENTATIONS AND WARRANTIES

          To induce Lender to enter into this Agreement and to make the Convertible Loan, Borrower hereby represents and warrants to Lender as follows:

     7.1 PURCHASE AGREEMENT. Borrower hereby acknowledges and agrees that the representations and warranties set forth in Article 2 of the Purchase Agreement are incorporated by reference herein and made a part hereof.

     7.2 BINDING EFFECT. This Agreement, the Note and the other Loan Documents delivered pursuant hereto have been duly executed and delivered, are valid and legally binding obligations of Borrower, and are fully enforceable against Borrower in accordance with their respective terms.

     7.3 TITLE TO ASSETS. Borrower has good and marketable title to all of its assets, subject to no security interest, encumbrance or lien, or claim of any Person except for the Permitted Liens. The security interests granted in Section 4 hereof constitute valid liens subject to no equal or prior liens.

     7.4 CORPORATE AUTHORITY. Borrower has the corporate power and authority to execute, deliver and perform this Agreement, to borrow hereunder and to incur the Obligations, and has taken all action necessary to authorize the execution, delivery and performance of this Agreement, the Notes and other Loan Documents.

     7.5 NO VIOLATION. The execution, delivery and performance of this Agreement, the Notes and other Loan Documents will not immediately, or with the passage of time, the giving of notice, or both, constitute a violation of any applicable law or of Borrower's articles of incorporation, bylaws or other incorporation papers or of any indenture, agreement undertaking to which Borrower is a party or by which its properties may be bound; terminate or give any Person the right to terminate any contract, agreement or instrument in which Borrower is a party or by which its properties may be bound; or result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of Borrower, except in favor of Lender.

     7.6 SOLVENCY. Borrower is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and all businesses in which it is about to engage, and now owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay Borrower's debts. Borrower will not be rendered insolvent by the execution and delivery of this Agreement or by completion of the transactions contemplated hereunder.

     7.7 COMMISSIONS. Borrower has not made any agreement or taken any action which may cause anyone to become entitled to a commission or finder's fee as a result of the making of the Convertible Loan.

     7.8 OTHER CORPORATE NAMES. Borrower has not used any corporate or fictitious name (including any trade name, trade style, assumed name, division name or any similar name), other than the corporate name shown on Borrower's certificate of incorporation.

     7.9 PLACES OF BUSINESS. Borrower's principal place of business and all other places of business and/or locations where inventory is situated at 301 South State Street, Newtown, PA 19940. All the Collateral and the Records pertaining to the Collateral are and will be located at the principal places of business of Borrower set forth hereinabove.

     7.10 LOANS TO OFFICERS. With the exception of that certain outstanding loan to Mr. Robert Ashley, in the amount of $56,195.00, there is no outstanding and unpaid loans, advances or guaranties to or for the benefit of any officer or director of Borrower.

     7.11 NO DEFAULTS. There is no Event of Default as defined in Section 8.1 hereof and no event has occurred and no condition exists which upon the giving of notice or the passage of time, or both, would constitute an Event of Default.

                               SECTION 8 - DEFAULT

8.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default hereunder:

          (A) Borrower shall fail to pay when due, on demand or at maturity (whether as stated or by acceleration) any payment of principal or interest, or any fee or charge, payable hereunder or under the Convertible Note.

          (B) Borrower shall fail to observe or perform any obligation, other than the obligation for payment of money hereunder or under the Convertible Note, and such failure shall continue for 10 days after the earlier of: (1) the date written notice of such failure is mailed by Lender, or (2) the date Lender is notified of such failure or should have been so notified pursuant to the provisions hereof.

          (C) Borrower shall fail to pay any Indebtedness when due to any Person, and such failure shall continue beyond any applicable grace period, or Borrower shall incur any other event of default under any agreement binding upon it.

          (D) Any financial statement, representation, warranty or certificate made or furnished by or on behalf of Borrower to Lender in connection with this Agreement, the Purchase Agreement and the Stockholders and Registration Rights Agreement, or as an inducement to Lender to enter into this Agreement, or in any separate statement or document to be delivered hereunder to Lender, shall be materially false, incorrect, incomplete or misleading when made.

          (E) Borrower shall admit its inability to pay its debts as they mature, or shall make an assignment for the benefit of its creditors.

          (F) Proceedings in bankruptcy, or for reorganization of Borrower, or for the readjustment of any of its debts, under the Bankruptcy Code or any part thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced by Borrower, or shall be commenced against Borrower, which proceedings against Borrower shall not be discharged within sixty (60) calendar days of their commencement.

          (G) A receiver or trustee shall be appointed for Borrower or any substantial part of its assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of Borrower and such receiver or trustee shall not be discharged within sixty (60) calendar days of his appointment, or such proceedings shall not be discharged within sixty (60) calendar days of their commencement, or Borrower shall discontinue business or materially change the nature of its business.

          (H) Borrower shall suffer a final judgment for the payment of money and shall not discharge the same within a period of thirty (30) calendar days unless execution thereon is effectively bonded or stayed pending further proceedings.

          (I) Any execution or attachment shall be levied against the Collateral or any properties of Borrower, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) calendar days after the same shall have been levied.

          (J) The validity or enforceability of this Agreement, the Convertible Note, the other Loan Documents delivered pursuant hereto, the Purchase Agreement, the Stockholders and Registration Rights Agreement or the Certificate of Designation shall be contested in any judicial forum by Borrower, or Borrower shall deny that it has any or further liability or obligation hereunder or thereunder.

          (K)  Any  material   adverse  change  shall  occur  in  the  condition
(financial or otherwise) of Borrower or in the quality or quantity of the Collateral.

          (L) Borrower shall have breached any of the covenants or agreements contained in this Agreement, the Convertible Note, the other Loan Documents, the Purchase Agreement or the Stockholders and Registration Rights Agreement and such breach shall not have been cured to the satisfaction of Lender within thirty (30) calendar days after the date of giving of notice of such breach to Borrower.

          (M) Any court of competent jurisdiction shall find that any of the patents owned or licensed by Borrower are invalid in any material respect; or any of the patents owned or licensed by Borrower materially infringe upon any other patent; provided, however, that in either event, Lender, in good faith, determines that such finding will have a Material Adverse Effect on Borrower.

          (N) At any time after the date of this Agreement, shares of Borrower's Common Stock are not actively publicly traded on the American Stock Exchange, NASDAQ or NYSE.

          (O) Borrower consolidates or merges Borrower with or into any other corporation or corporations, or sells, conveys or disposes of all or substantially all of the assets of Borrower or a enters into a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of Borrower is sold or otherwise disposed of.

             SECTION 9 - LENDER'S RIGHTS AND REMEDIES UPON DEFAULT.

9.1 ACCELERATION. Upon the occurrence of an Event of Default, and in every such event and at any time thereafter, Lender may, at its option, declare all Obligations due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived, anything contained herein or in any of the other Loan Documents to the contrary notwithstanding.

     9.2 REMEDIES. Lender shall have, in addition to the rights and remedies given it by this Agreement, all those allowed by all applicable Laws, including, without limitation, the Uniform Commercial Code of Commonwealth of Pennsylvania.

     Without limiting the generality of the foregoing, upon the occurrence of an Event of Default, Lender may immediately, without demand or notice of any kind to Borrower (except as specifically required by this Agreement), all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon the whole or, from time to time, any part of the Collateral, or any interest which Borrower may have therein. After deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all expenses for legal services), Lender shall apply such proceeds toward the satisfaction of the Obligations, in such order as it shall determine in its sole discretion. Any remainder of the proceeds after satisfaction in full of the Obligations shall be distributed as required by applicable laws. At any such sale or other disposition, Lender may, to the extent permissible under applicable laws, purchase the whole or any part of the Collateral, free from any rights of redemption or appraisement on the part of Borrower, which rights are hereby waived and released. Notice of any sale or other disposition shall be given to Borrower at the address hereinafter set forth, or such other address of Borrower as may from time to time be shown on Lender's records, at least five days before the time of any intended public sale or the time after which any intended private sale or other disposition of the Collateral is to be made, which Borrower hereby agrees shall be reasonable notice of such sale or other disposition. Borrower agrees to assemble, or to cause to be assembled, at its own expense, the Collateral at such place or places as Lender shall designate. Without limiting the generality of any of the rights and remedies conferred upon Lender under this section, Lender may, to the full extent permitted by applicable laws:

          (A) enter upon the premises of Borrower, exclude and remove therefrom all officers, directors and employees of Borrower and take immediate possession of the Collateral, either personally or through any agent, or by means of a receiver appointed by a court of competent jurisdiction, using all necessary force to do so, which means shall be in Lender's sole discretion;

          (B)  at  Lender's  option,  use,  operate,   manage  and  control  the
Collateral in any lawful manner;

          (C) collect, receive and administer all rents, income, revenue, earnings, issues and profits (including the Accounts), and proceeds therefrom;

          (D) maintain, repair, renovate, alter or remove all or any part of the Collateral, as Lender may determine in its sole discretion;

          (E) make exchanges, substitutions or surrenders of all or any part of the Collateral;

          (F) compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;

          (G) notify postal authorities to change the address for the delivery of mail to Borrower to such address or post office box as Lender may designate and receive and open all mail addressed to Borrower;

          (H) remove from Borrower's place of business all Records relating to or evidencing any of the Collateral or without cost or expense to Lender make such use of the Borrower's place of business as may be reasonably necessary to administer, manage and collect the Collateral;

          (I) institute and prosecute legal and equitable proceedings to enforce collection of the Obligations of Borrower to Lender, or to realize upon any of the Collateral;

          (J) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

          (K) subrogate to all of Borrower's interests, rights and remedies in respect to the Collateral, including the right to stop delivery and to reclaim Goods which the account debtor has returned, rejected, revoked acceptance of or failed to return, and which have been consigned or diverted, to take possession of and to sell or dispose of the Goods;

          (L) set off and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of Borrower now or any time hereafter in the possession of Lender or of any Person on behalf of Lender, in transit to or from Lender, or under the control or custody of or on deposit with Lender;

          (M) if Borrower shall fail to pay the Obligations or otherwise fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement, Lender, without notice to or demand upon Borrower and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Borrower, and may enter upon the premises of Borrower for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose. All sums so paid or advanced by Lender and all costs and expenses (including, without limitation, attorneys' fees and expenses) incurred in connection therewith, together with interest thereon at the highest interest rate charged on the Note from the date of payment, advance or incurring until paid in full, shall be paid by Borrower to Lender, on demand, and shall constitute and become a part of the Obligations; and

          (N) such other and further acts and deeds in the name of Borrower as Lender may deem necessary or advisable to the extent necessary for the Lender to realize upon any of the Collateral.

     9.3 CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney of any court of record within the United States of America or elsewhere to appear for Borrower and with or without complaint filed, upon the occurrence of an Event of Default, confess judgment or a series of judgments in favor of Lender and against Borrower for the

Obligations to Lender hereunder and all other amounts due Lender by Borrower as evidenced by an affidavit signed by an officer of Lender, setting forth the amount then due, plus costs of suit and an attorneys' commission of 5% of the foregoing sums, but in no event less than $2,000.00, on which judgment or judgments one or more executions may issue forthwith; and for so doing, this, or a copy hereof verified by affidavit, shall be good and sufficient warrant; and the said judgment shall bear interest at the highest rate of interest charged on the Note, or if lower, at the highest rate of interest a judgment may bear under the laws of Commonwealth of Pennsylvania. Borrower hereby waives and relinquishes all errors, defects and imperfections in the entry and all benefits under any law or rule of court relating to a stay of execution or exempting any property from any sale under execution. The authority herein granted to confess judgment shall not be exhausted by any exercise thereof but shall continue from time to time and at all times until the Obligations to Lender have been paid in full.

     9.4 ENFORCEMENT AND WAIVER BY THE LENDER. Lender shall have the right at all times to enforce the provisions of this Agreement and the documents delivered pursuant hereto in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of Lender in refraining from so doing at any time or times. The failure or delay of Lender at any time or times to enforce its rights and remedies under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same. All rights and remedies of Lender are cumulative and concurrent, may be exercised by Lender singly, successively or together, or at such time or times and in such order of preference as the Lender may so determine, and the exercise of one right or remedy by Lender shall not be deemed a waiver of any other right or remedy.

                           SECTION 10 - MISCELLANEOUS

10.1 CONSTRUCTION. The provisions of this Agreement shall be in addition to those of any guaranty, security agreement, note or other evidence of liability held by Lender, all of which shall be construed as complementary to each other. In the event of ambiguity or inconsistency between this Agreement and any agreement, document or instrument made pursuant hereto, the terms of this Agreement shall govern. Nothing herein contained shall prevent Lender from enforcing any or all other notes, guarantees or security agreements in accordance with their respective terms.

     10.2 FURTHER ASSURANCE. From time to time, Borrower will execute and deliver to Lender such additional documents and will provide such additional information as Lender may reasonably require, to carry out the terms of this Agreement and to be informed of Borrower's status and affairs.

     10.3 POWER TO EXECUTE DOCUMENTS. Borrower hereby irrevocably appoints, constitutes and names Lender, or any of its officers, the true and lawful attorney for Borrower, with full power of substitution to do the following, upon the occurrence of an Event of Default:

          (A) to endorse the name of Borrower or any of Borrower's officers or agents upon any and all notes, checks, drafts, money orders or other instruments, for the payment of moneys which are payable to Borrower, including, without limitation, proceeds under any policy of insurance on the Collateral or constituting collections on Borrower's Accounts;

          (B) to sign and endorse the name of Borrower or any of Borrower's officers or agents upon any and all invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and any instruments or documents relative thereto or to Borrower's rights therein;

          (C) to give written notice to postal authorities to effect such change of address so that all mail addressed to Borrower may be delivered directly to Lender or its designee; and

          (D) to do such other and further acts and deeds in the name of Borrower as Lender may deem necessary or desirable to enforce any Account or other Collateral for the Obligations.

     10.4 COSTS, EXPENSES AND FEES PAID AND PAYABLE TO LENDER.

          (A) Borrower agrees to pay on demand all reasonable attorneys' fees and disbursements of counsel, audit fees, search fees, filing fees and other expenses incurred by Lender in connection with the preparation, administration or enforcement of this Agreement or other Loan Documents, or any renewal, extension, amendment or modification of this Agreement and other Loan Documents, and all such fees and expenses shall be a part of the Obligations hereunder and shall be paid at Closing or at such later time as services are performed or expenses incurred.

          (B) Borrower agrees that all costs, expenses and reasonable attorneys' fees incidental to the custody, care, management, sale or collection of, or realization upon, any of the Collateral or in any way relating to the care, enforcement or protection of the Collateral or the enforcement of any and all rights of Lender either hereunder or under any applicable law or custom, shall become part of the Obligations, be payable on demand, and be entitled to the benefit of this Agreement, and Lender may at any time apply to the payment of all such costs and expenses all moneys of Borrower or other proceeds arising from the possession or disposition of all or any portion of the Collateral.

     10.5 NOTICES. Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, as follows, unless such address is changed by written notice hereunder:

          (A) If to Lender:

                     OCM Principal Opportunities Fund, L.P.
                     c/o Oaktree Capital Management, LLC
                     333 South Grand Avenue, 28th Floor
                     Los Angeles, CA 90071
                     Attention:  Stephen Kaplan, Principal
                                 Michael Harmon, Vice President
                     Phone: 213-830-6300
                     Fax:   213-830-6395

            with a required copy to:

                     Dechert Price & Rhoads
                     4000 Bell Atlantic Tower
                     1717 Arch Street
                     Philadelphia, PA  19103
                     Attention:  Donna E. Ostroff, Esq.
                     Phone: 215-994-4000
                     Fax:   215-994-2222


            if to Borrower:

                     CollaGenex Pharmaceuticals, Inc.
                     301 South State St.
                     Newtown, PA 18940
                     Attention:  Nancy Broadbent,
                                 Vice President and Chief Financial Officer
                     Phone: 215-579-7388
                     Fax:   215-579-8577

            with a required copy to:

                     Buchanan Ingersoll Professional Corporation
                     Princeton Forrestal Center
                     500 College Road East
                     Princeton, NJ 08540
                     Attention:  David J. Sorin, Esq.
                     Phone: 609-987-6800
                     Fax:   609-520-0360

          Any change of address for purposes of notices hereunder shall be deemed to have been given five days after mailing thereof, by certified mail, postage prepaid, return receipt requested, to the other party at such party's then effective address hereunder.

     10.6 WAIVER AND RELEASE BY THE BORROWER. To the maximum extent permitted by applicable Laws, Borrower:

          (A) waives (1) demand, protest, presentment and notice of dishonor of all commercial paper at any time held by Lender on which Borrower is in any way liable; and (2) notice and opportunity to be heard, after acceleration in the manner provided in Section 9.1, before exercise by Lender of the remedies of self-help, set-off or of other summary procedures permitted by any applicable Laws or by any agreement with Borrower; and

          (B) releases Lender and its officers, partners, attorneys, agents and employees from all claims for loss or damage caused by any act or omission on the part of any of them in connection with or arising out of this Agreement, the other Loan Documents, any transactions contemplated hereunder or thereunder or the Collateral or otherwise, except for grossly negligent or reckless conduct.

     10.7 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower contained in this Agreement will survive the making and execution of this Agreement and are material and have been or will be relied upon by Lender, notwithstanding any investigation made by Lender or by any Person on its behalf. For purposes of the foregoing, all statements which are in the nature of or which purport to be representations and warranties and which are contained in any certificate or other writing required to be delivered or which is delivered on or after the Closing by or on behalf of Borrower to Lender pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties of Borrower contained in this Agreement.

     10.8 APPLICABLE LAW. The substantive laws of the Commonwealth of Pennsylvania shall govern the construction of this Agreement and the rights and remedies of the parties hereto, without regard to principles of conflicts of law.

     10.9 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Borrower hereby irrevocably appoints each and every officer of Borrower as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Agreement, the Notes or any of the Loan Documents; and Borrower hereby consents that any action or proceeding against it may be commenced and maintained in any court within Commonwealth of Pennsylvania or in the United States District Court for the Eastern District of Pennsylvania by service of process on any such officer; and Borrower agrees that the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania shall have jurisdiction with respect to the subject matter hereof and the person of

Borrower. Notwithstanding the foregoing, Lender in its absolute discretion may also initiate proceedings in the courts of any other jurisdiction in which Borrower may be found or in which any of its assets or any of the Collateral may be located.

     10.10 BINDING EFFECT, ASSIGNMENT AND ENTIRE AGREEMENT. This Agreement shall inure to the benefit of, and shall be binding upon, the respective heirs, executors, administrators, successors and permitted assigns of the parties hereto. Borrower shall not assign any of its rights or obligations hereunder without the prior written consent of Lender. This Agreement, the Note, the other Loan Documents and any other documents executed and delivered pursuant hereto, constitute the entire agreement between the parties, superseding all prior agreements relating to the subject matter hereof.

     10.11 MODIFICATIONS. No modification or waiver of any provision of this Agreement or of the Notes, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstance.

     10.12 SEVERABILITY. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement which can be given effect without the invalid provision. To this end, the provisions hereof are severable.

     10.13 NO RESPONSIBILITY OF LENDER; INDEMNIFICATION. Lender shall not be deemed to have assumed any liability or responsibility to Borrower or any Person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to Borrower by Lender (which shall automatically be deemed to be without recourse to Lender in any event), or for the existence, character, quantity, quality, condition, value or delivery of any Goods purporting to be represented by any such documents; and Lender, by accepting such security interest in the Collateral or by releasing any such Collateral to Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or account debtor or to any other Person, and Borrower agrees to indemnify and defend Lender and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this Subsection 10.13.

     10.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     10.15 HEADINGS. The headings in this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof.

     10.16 WAIVER OF TRIAL BY JURY. Borrower and Lender waive trial by jury in any suit or proceeding brought in connection with this Agreement or the transactions contemplated hereunder.

     10.17 EXHIBITS AND SCHEDULES. This Agreement includes the following Exhibits and Schedules, which are attached hereto and incorporated into and made a part of this Agreement:

     Exhibit A                Convertible Note

     Exhibit B                Special Power of  Attorney

     Exhibit C-1              Opinion of Borrower's  Counsel

     Exhibit C-2              Opinion of Borrower's  Patent Counsel

     Exhibit D                Security  Agreement

     Schedule 5.7             Financing Statement Jurisdictions

     Schedule 5.18            Trade Names

     10.18 ADVICE OF COUNSEL. Borrower acknowledges that it has been advised by its counsel with respect to this transaction and this Agreement, including, without limitation, any waivers contained herein.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.




                          COLLAGENEX PHARMACEUTICALS, INC.

                          By:/s/ Brian M. Gallagher
                             ------------------------------------------
                          Name:   Brian M. Gallagher
                          Title:  President and Chief Executive Officer



                          By:/s/ Nancy C. Broadbent
                             ------------------------------------------
                          Name:   Nancy C. Broadbent
                          Title:  Vice President and Chief Financial Officer

                          OAKTREE PRINCIPAL OPPORTUNITIES FUND, L.P.

                          By:  Oaktree Capital Management, LLC,
                               its general partner

                               By:/s/ Stephen Kaplan
                                  -------------------------------------
                               Name:  Stephen Kaplan
                               Title: Principal


                               By:/s/ Michael Harmon
                                  -------------------------------------
                               Name:  Michael Harmon
                               Title: Vice President